                                                                    EXHIBIT 99.2

                       GOVERNMENT PROPERTIES TRUST, INC.


                    Supplemental Operating and Financial Data
                             For the Quarter Ended
                                 June 30, 2004


(GOVERNMENT PROPERTIES TRUST, INC. LOGO)

                               TABLE OF CONTENTS

CORPORATE DATA

        Company Background                                                     3
        Investor Information/Common Stock Data/Dividend Per Share              4

CONSOLIDATED FINANCIAL RESULTS

        Financial Highlights                                                   5
        Consolidated Balance Sheets                                            6
        Consolidated Statements of Operations                                  7
        Consolidated Statements of Cash Flows                                  8
        Funds from Operations                                                  9
        Reconciliation of Earnings Before Interest, Taxes and Depreciation    10
                and Amortization
        Debt Summary                                                          11

PORTFOLIO DATA

        Portfolio Overview                                                    12
        Occupancy and Delinquency Rates                                       13
        Forward-looking information and Non-GAAP information                  14



(GOVERNMENT PROPERTIES TRUST, INC. LOGO)

                               COMPANY BACKGROUND


Government Properties Trust, Inc. invests in single tenant properties under long-term leases to the U.S. government, state governments, local governments, and government-sponsored enterprises. We are a self-managed, self-administered real estate investment trust, or REIT. We believe that we are the only public company focused solely on investing in government-leased properties.

Our business consists of buying and managing recently built or renovated office properties primarily leased to the federal government, acting through the General Services Administration ("GSA"), the federal government's property management arm, under long-term leases. We began formal operations with our first property acquisition in December 2002. At June 30, 2004, we owned seven GSA-leased properties located throughout the United States (one property acquired in the first quarter of 2003, three properties in the second quarter of 2003. one property acquired in the second quarter of 2004 and two properties acquired in the second quarter of 2004). These properties are 100% occupied and had a weighted-average remaining lease term of approximately 13 years based on the square footage of the properties as of June 30, 2004. Our tenants include the U.S. Department of Justice, the Drug Enforcement Administration, the Federal Bureau of Investigation, the Bureau of Public Debt, the Food & Drug Administration and the Social Security Administration. We own each of our properties through separate wholly-owned entities. We intend to expand our portfolio by acquiring additional government-leased properties. At June 30, 2004, we also owned one property that was leased to the Federal Express Corporation. We intend to sell the Federal Express property.

We completed an initial public offering of our common stock and listed our common stock on the NYSE in January 2004. In connection with this offering, we received net proceeds (after expenses) of approximately $177 million. At this time, we also reincorporated in Maryland and changed our name to Government Properties Trust, Inc. The historical operations included in the consolidated financial statements are those of our predecessor company (Gen-Net Lease Income Trust, Inc.).

This Supplemental Operating and Financial Data package supplements the information provided in our annual report filed with the Securities and Exchange Commission (SEC). Additional information about us and our properties is also available at our website www.gptrust.com.


(GOVERNMENT PROPERTIES TRUST, INC. LOGO)

                              INVESTOR INFORMATION

                               BOARD OF DIRECTORS


Jerry D. Bringard                                             Robert M. Ames
Chairman

Spencer I. Browne                                             Philip S. Cottone

Robert A. Peck                                                Thomas D. Peschio

Richard H. Schwachter


                                   MANAGEMENT

Thomas D. Peschio                                             Nancy D. Olson
President & Chief Executive Officer                           Chief Financial Officer, Treasurer

Oscar Peterson                                                D. Gary Marron
Director of Asset Acquisition                                 Director of Asset Management

James E. Okell                                                Edward C. Fuxa
Director of Acquisition Processing                            Director of Accounting and Finance


                              COMPANY INFORMATION

CORPORATE HEADQUARTERS                                        INVESTOR RELATIONS CONTACT
10250 Regency Circle                                          Sharon D. Latham
Suite 100                                                     (402) 391-0010 ext. 207
Omaha, Nebraska  68114                                        (402) 391-4144 (fax)
(402) 391-0010                                                slatham@gptrust.com


                                 TRADING MARKET

Our common stock is traded on the New York Stock Exchange under the symbol "GPP." Our common stock began trading on January 27, 2004.


                                    DIVIDENDS

We declared our initial dividend of $0.075 per share of common stock, which we paid on January 31, 2003. We paid subsequent dividends of $0.15 per share on April 15, 2003, July 15, 2003, October 15, 2003 January 15, 2004, April 15, 2004
and July 15, 2004.



(GOVERNMENT PROPERTIES TRUST, INC. LOGO)

                       GOVERNMENT PROPERTIES TRUST, INC.
                               SECOND QUARTER 2004
                              FINANCIAL HIGHLIGHTS

                                                                 (UNAUDITED)                       (UNAUDITED)
                                                         THREE MONTHS ENDED JUNE 30,         SIX MONTHS ENDED JUNE 30,
                                                         ---------------------------         -------------------------
                                                             2004            2003                2004          2003
                                                         ----------       ----------         -----------     ---------
Income Items
 Total revenue                                           $1,841,943      $ 738,495           $ 2,885,936     $ 814,900
 Loss from continuing operations (1)                       (163,839)      (125,637)           (3,083,448)     (192,506)
 Net loss (1)                                              (121,342)      (113,288)           (3,037,080)     (159,497)
 Loss from continuing operations per common share             (0.01)         (0.15)                (0.17)        (0.27)
 Net loss per common share                                    (0.01)         (0.13)                (0.17)        (0.23)
 Funds from operations (FFO) (1),(2)                        355,433         97,248            (2,282,565)        74,812
 FFO per common share                                          0.02           0.11                 (0.13)          0.11
 Earnings before interest, taxes and
   depreciation and amortization (EBITDA) (3)               729,463        395,769               590,562        385,771
 Dividends declared per share                                  0.15           0.15                  0.15           0.15

                                                       JUNE 30,      DECEMBER 31,
                                                         2004            2003
                                                     ------------    ------------
                                                      (UNAUDITED)
Balance Sheet Items
  Investment in real estate, net                     $ 77,154,763    $34,074,023
  Total debt (4)                                       24,494,057     29,437,225

(1) Includes expense of $2,097,900 in the first quarter of 2004 for issuance of warrant.

(2)      For reconciliation of the difference between FFO and net loss, see page
         9.

(3) For reconciliation of the difference between EBITDA and net loss, see page 10.

(4) Excludes approximately $3.1 million of debt related to property held for sale.


(GOVERNMENT PROPERTIES TRUST, INC. LOGO)

                       GOVERNMENT PROPERTIES TRUST, INC.
                               SECOND QUARTER 2004
                           CONSOLIDATED BALANCE SHEETS

                                                                                   JUNE 30,             DECEMBER 31,
                                                                                    2004                    2003
                                                                                -------------          -------------
                                                                                 (UNAUDITED)
                               ASSETS
Real estate at cost
 Land                                                                           $  7,693,237           $  4,545,637
 Building and improvements                                                        58,022,419             24,050,859
 Tenant origination costs                                                         12,781,411              6,200,441
 Furniture and equipment                                                             178,690                 34,486
                                                                                ------------           ------------
                                                                                  78,675,757             34,831,423
 Accumulated depreciation                                                         (1,520,994)              (757,400)
                                                                                ------------           ------------
                                                                                  77,154,763             34,074,023
Cash and cash equivalents                                                        105,164,936                760,859
Restricted cash escrows                                                              657,632                268,885
Restricted cash for letter of credit                                              17,373,393                     --
Tenant receivables                                                                   759,533                332,651
Notes receivable from tenant                                                         796,591                111,773
Deferred costs, net                                                                  333,226              1,948,350
Real estate deposits                                                               1,800,000                500,000
Property held for sale                                                             4,271,071              4,266,438
Other assets                                                                       1,260,926                411,607
                                                                                ------------           ------------
Total assets                                                                    $209,572,071           $ 42,674,586
                                                                                ============           ============
                LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Accounts payable and accrued expenses                                         $    975,013           $  2,116,101
  Dividends payable                                                                3,102,075                147,536
  Lines of credit                                                                         --              3,047,655
  Mortgage notes payable                                                          24,494,057             24,647,478
  Mortgage notes payable - affiliate                                                      --              1,639,219
  Liabilities related to property held for sale                                    3,145,509              3,195,359
  Advances from affiliate                                                                 --                102,873
                                                                                ------------           ------------
Total liabilities                                                                 31,716,654             34,896,221
Stockholders' equity:
  Common stock ($0.01 par value at June 30, 2004 and $10 par value at
   December 31, 2003; 50,000,000 shares authorized, 20,680,502 and
   975,552 shares issued and outstanding at June 30, 2004 and
   December 31, 2003, respectively)                                                  205,093              9,755,527
  Accumulated deficit                                                             (3,423,666)              (386,586)
  Additional paid-in capital                                                     187,795,417             (1,073,299)
  Dividends declared                                                              (6,721,427)              (517,277)
                                                                                ------------           ------------
Total stockholders' equity                                                       177,855,417              7,778,365
                                                                                ------------           ------------
Total liabilities and stockholders' equity                                      $209,572,071           $ 42,674,586
                                                                                ============           ============


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                                       6

                        GOVERNMENT PROPERTIES TRUST, INC.
                               SECOND QUARTER 2004
                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                    (UNAUDITED)                     (UNAUDITED)
                                                           THREE MONTHS ENDED JUNE 30,       SIX MONTHS ENDED JUNE 30,
                                                               2004            2003            2004             2003
                                                           ------------    -----------     -------------     -----------
Revenue
  Rental income                                            $ 1,677,748     $  738,495      $  2,721,741      $ 814,900
  Tenant reimbursements                                        164,195             --           164,195             --
                                                           -----------     ----------      ------------      ---------
Total revenue                                                1,841,943        738,495         2,885,936        814,900
Expenses
  Property operations                                          335,772        122,486           583,550        135,104
  Real estate taxes                                            172,928         20,058           321,025         25,294
  Depreciation and amortization                                483,486        211,661           763,594        235,809
  General administration                                       958,641        211,316         1,989,186        306,836
                                                           -----------     ----------      ------------      ---------
Total expense                                                1,950,827        565,521         3,657,355        703,043

Operating income (loss)                                       (108,884)       172,974          (771,419)       111,857

Other income                                                   387,264          2,400           630,533          8,711

Interest expense:
  Expense                                                     (367,319)      (297,396)         (766,148)      (309,459)
  Expense from issuance of warrant                                  --             --        (2,097,900)            --
  Amortization of deferred financing fees                      (74,900)        (3,615)          (78,514)        (3,615)
                                                           -----------     ----------      ------------      ---------
Loss from continuing operations                               (163,839)      (125,637)       (3,083,448)      (192,506)
Discontinued operations
  Income from property held for sale                            42,497         12,349            46,368         33,009
                                                           -----------     ----------      ------------      ---------
Net loss                                                   $  (121,342)    $ (113,288)     $ (3,037,080)     $(159,497)
                                                           ===========     ==========      ============      =========
Earnings per share (basic and diluted)
  Loss from continuing operations                          $     (0.01)    $    (0.15)     $      (0.17)     $   (0.27)
                                                           ===========     ==========      ============      =========
  Income from discontinued operations                      $        --     $     0.02      $         --      $    0.04
                                                           ===========     ==========      ============      =========
  Net loss                                                 $     (0.01)    $    (0.13)     $      (0.17)     $   (0.23)
                                                           ===========     ==========      ============      =========
Distributions declared per share                           $      0.15     $     0.15      $       0.30      $    0.30
                                                           ===========     ==========      ============      =========
Weighted average shares outstanding (basic and diluted)     20,509,303        854,313        17,610,800        703,797
                                                           ===========     ==========      ============      =========


(GOVERNMENT PROPERTIES TRUST, INC. LOGO)

                        GOVERNMENT PROPERTIES TRUST, INC.
                               SECOND QUARTER 2004
                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                          (UNAUDITED)
                                                                                    SIX MONTHS ENDED JUNE 30,
                                                                                     2004              2003
                                                                                -------------     -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                        $ (3,037,080)     $    (159,497)
Adjustments to reconcile net loss to net cash used
     in operating activities
     Depreciation and amortization                                                   763,594            235,809
     Amortization of deferred financing fees                                          78,514              3,615
     Compensation expense                                                            260,725                  -
     Expense from issuance of warrant                                              2,097,900                  -
     Changes in assets and liabilities:
       Restricted cash escrows                                                      (388,747)            (6,632)
       Tenant receivables                                                           (426,882)          (274,182)
       Note receivable from tenant                                                  (684,818)          (184,924)
       Other assets                                                                 (903,802)          (101,939)
       Accounts payable and accrued expenses                                         681,783            130,984
                                                                                ------------      -------------
Net cash (used in) provided by operating
     activities                                                                   (1,558,813)          (356,766)
                                                                                ------------      -------------
INVESTING ACTIVITIES
Expenditures for real estate                                                     (43,744,334)       (34,688,949)
Restricted cash for letter of credit                                             (17,373,393)                 -
Deposit on future real estate purchases                                           (1,400,000)                 -
                                                                                ------------      -------------
Cash used in investing activities                                                (62,517,727)       (34,688,949)
FINANCING ACTIVITIES
Financing fees                                                                      (286,261)          (134,709)
Net (repayment) borrowing under lines of credit                                   (3,047,655)         2,098,410
Proceeds from mortgage notes payable                                                       -         24,839,553
Payments on mortgage notes payable - affiliate                                    (1,639,219)         1,645,000
Repayments of advances from affiliate                                               (102,873)          (196,462)
Principal payments on mortgage notes payable                                        (153,421)           (74,763)
Proceeds from sale of common stock                                               193,202,100          5,434,697
Offering costs paid                                                              (16,242,443)          (531,810)
Dividends paid                                                                    (3,249,611)           (94,061)
                                                                                ------------      -------------
Net cash provided by (used in) financing
     activities                                                                  168,480,617         32,985,855
                                                                                ------------      -------------
Net (decrease) increase in cash                                                  104,404,077         (2,059,860)
Cash, beginning of period                                                            760,859          2,314,319
                                                                                ------------      -------------
Cash, end of period                                                             $105,164,936      $     254,459
                                                                                ============      =============


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                                       8

                        GOVERNMENT PROPERTIES TRUST, INC
                               SECOND QUARTER 2004
                               FFO RECONCILIATION



                                                         THREE MONTHS ENDED JUNE 30,           SIX MONTHS ENDED JUNE 30,
                                                         ---------------------------         -----------------------------
                                                            2004              2003              2004              2003
                                                         ------------    -----------         -------------     -----------
Net loss                                                 $   (121,342)   $  (113,288)        $  (3,037,080)    $  (159,497)
Adjustments to reconcile to funds from operations
     Real estate depreciation and amortization (a)            476,775        210,536               754,515         234,309
                                                         ------------    -----------         -------------     -----------
Funds from Operations                                    $    355,433    $    97,248         $  (2,282,565)    $    74,812
                                                         ============    ===========         =============     ===========
Funds from Operations per common share                   $       0.02    $      0.11         $       (0.13)    $      0.11
                                                         ============    ===========         =============     ===========
Weighted average shares outstanding                        20,509,303        854,313            17,610,800         703,797
                                                         ============    ===========         =============     ===========


(a) Excludes depreciation of non-real estate assets of $6,711 and $1,125 for the three ended June 30, 2004 and 2003, respectively, and $9,079 and $1,500 for the six months ended June 30, 2004 and 2003, respectively.


(GOVERNMENT PROPERTIES TRUST, INC. LOGO)

                       GOVERNMENT PROPERTIES TRUST, INC.
                               SECOND QUARTER 2004
                              EBITDA RECONCILIATION



                                                              THREE MONTHS ENDED JUNE 30,           SIX MONTHS ENDED JUNE 30,
                                                            -----------------------------        -----------------------------
                                                                2004               2003               2004              2003
                                                            ----------        -----------        ------------      -----------
Net loss                                                    $ (121,342)       $  (113,288)       $ (3,037,080)     $  (159,497)
Add back
    Depreciation and amortization                              483,486            211,661             763,594          235,809
    Interest expense                                           367,319            297,396             766,148          309,459
    Expense from issuance of warrant (a)                            --                 --           2,097,900               --
                                                            ----------        -----------        ------------      -----------
EBITDA                                                      $  729,463        $   395,769        $    590,562      $   385,771
                                                            ==========        ===========        ============      ===========



(a) Relates to a non-cash expense for the issuance of a warrant to an affiliate of one of our underwriters who provided a line of credit to us.


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                                       10

                       GOVERNMENT PROPERTIES TRUST, INC.
                               SECOND QUARTER 2004
                                  DEBT SUMMARY



                                                      INTEREST         PRINCIPAL       MATURITY        DUE AT
                                                        RATE            BALANCE         DATE          MATURITY
                                                      --------      ------------      ---------      -----------
FIXED INTEREST RATE DEBT
      Clarksburg, WV property                         5.74%         $13,820,101       05/01/13       $11,868,419
      Clarksburg, WV property                         5.74%           8,218,024       05/01/13         7,056,282
      Kingsport, TN property                          8.23%           2,267,702       04/01/10         2,008,307
      Kingsport, TN property                          8.00%             188,230       04/01/10           183,270
      Harahan, LA property                            5.70%           3,129,924       01/11/13         2,257,588
                                                                    -----------                      -----------
TOTAL/WEIGHTED AVERAGE FIXED RATE DEBT                5.96%         $27,623,981                      $23,373,866
                                                                    ===========                      ===========


           DEBT MATURITIES (a)
                                             AMOUNT

                          2004                 327,454
                          2005                 344,037
                          2006                 368,452
                          2007                 385,857
                          2008                 411,433
                    Thereafter              22,656,824
                                           -----------
                                           $24,494,057
                                           ===========

(a) Excludes $3.1 million for Harahan mortgage debt obligation related to property held for sale based upon anticipated sale of the property.


(GOVERNMENT PROPERTIES TRUST, INC. LOGO)

                       GOVERNMENT PROPERTIES TRUST, INC.
                               SECOND QUARTER 2004
                               PROPERTY PORTFOLIO

                                                                                                 GROSS
                                                           YEAR BUILT/    SQ. FT.    RENT/     ANNUALIZED     LEASE MATURITY/EARLY
    LOCATION                     TENANT/OCCUPANT           RENOVATED      LEASED    SQ. FOOT      RENT            TERMINATION
-----------------------------------------------------------------------------------------------------------------------------------
Bakersfield, CA     United States
                    of America
                    Drug Enforcement
                    Administration                           2000         9,800     $31.97       $313,275    Nov. 2010/Nov. 2008

Kingsport, TN       United States
                    of America/Social
                    Security
                    Administration                           1999        22,848     $17.32       $395,291    Oct. 2014/Oct. 2009

Charleston, WV      United States
                    of America/
                    Social Security
                    Administration                         1959/1999     90,050     $22.19     $1,998,170      Dec. 2019/None

Clarksburg,WV       United States
                    of America/
                    Department of
                    Justice, Drug
                    Enforcement Administration,
                    Federal Bureau of
                    Investigation,
                    Social Security
                    Administration                          1998        55,443     $23.20    $1,286,017    Jan. 2019/Jan. 2016

Mineral Wells, WV   Bureau of Public Debt                   2003        38,324     $12.54      $480,583    Sept. 2017/Sept. 2012

Lenexa, KS          Food & Drug Administration              1991        53,500     $21.53    $1,178,336       Jun. 2012

Pittsburgh, PA      United States
                    of America/Federal
                    Bureau of
                    Investigation                           2001        87,178     $36.38    $3,171,535       Oct. 2016

Harahan
 (New Orleans, LA)  Federal Express
                    Corporation (1)                         1996        70,707     $5.14       $363,440     Feb. 2016/None


    Location              Lease Type
---------------------------------------------
Bakersfield, CA      Modified Gross Lease
Kingsport, TN        Modified Gross Lease
Charleston, WV       Modified Gross Lease
Clarksburg,WV        Modified Gross Lease
Mineral Wells, WV    Modified Gross Lease
Lenexa, KS           Modified Gross Lease
Pittsburgh, PA       Modified Gross Lease
Harahan
 (New Orleans, LA)   Net Lease


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                                       12

                        GOVERNMENT PROPERTIES TRUST, INC.
                               SECOND QUARTER 2004
                         OCCUPANCY AND DELINQUENCY RATES







During all of 2003 and during the six months ended June 30, 2004,

         each of our properties was:

                  o        100% occupied

                  o        had no delinquencies.


(GOVERNMENT PROPERTIES TRUST, INC. LOGO)

                        GOVERNMENT PROPERTIES TRUST, INC.

                                  LEGAL NOTICES

Forward-looking information

This report contains forward-looking statements. These forward-looking statements include estimates regarding our gross annualized rent.

These and other forward-looking statements can be identified by the use of words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "intends," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.

Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the fact that our management only recently joined us; we must invest the proceeds of our recent IPO on acceptable terms and timeframes; we depend on the U.S. government for a significant portion of our revenues; our properties may have a higher risk of terrorist attack because the U.S. government is our principal tenant; we plan to incur debt to finance, on average, approximately 75% of the acquisition cost of the properties we buy; some of our leases may not provide for a full pass-through of increases in property operating costs; we may make distributions that include a return of capital as well as the other the risks discussed from time to time in our SEC filings.

All forward-looking statements included in this report are based on information available to us on the date hereof. We assume no obligation to update any forward-looking statements.

Non-GAAP Financial Information

This report contains non-GAAP financial information, including funds from operations (FFO) and earnings before interest, taxes, depreciation and amortization (EBITDA). This report also contains the most directly comparable GAAP information and a GAAP to non-GAAP reconciliation.

We believe FFO and EBITDA are useful to investors as indicators of our ability to service debt and pay cash distributions. We use FFO and EBITDA for internal budgeting and planning purposes.

FFO and EBITDA, as calculated by us, may not be comparable to FFO and EBITDA reported by other companies that do not define these terms exactly as we define them. FFO and EBITDA do not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to operating income or net income determined in accordance with GAAP as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of liquidity.


(GOVERNMENT PROPERTIES TRUST, INC. LOGO)

                                       14